UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
April 2, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 2, 2020, Ross Stores, Inc. (the “Company”) agreed to issue $2,000,000,000 aggregate principal amount of unsecured, senior notes, comprised of the following: $700,000,000 aggregate principal amount of the Company’s 4.600% Senior Notes due 2025 (the “2025 Notes”), $400,000,000 aggregate principal amount of the Company’s 4.700% Senior Notes due 2027 (the “2027 Notes”), $400,000,000 aggregate principal amount of the Company’s 4.800% Senior Notes due 2030 (the “2030 Notes”), and $500,000,000 aggregate principal amount of the Company’s 5.450% Senior Notes due 2050 (the “2050 Notes” and, together with the 2025 Notes, the 2027 Notes, and the 2030 Notes, the “Notes”) in an underwritten public offering, pursuant to an Underwriting Agreement, dated April 2, 2020 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein. The closing took place on April 6, 2020. The Notes were offered by the Company pursuant to its effective shelf registration statement on Form S-3 (Registration No. 333-237546) and a related prospectus supplement and prospectus filed with the Securities and Exchange Commission.
The Notes were issued pursuant to an Indenture, dated as of September 18, 2014 (the “Indenture”), by and between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by an Officers’ Certificate establishing the aggregate amounts, terms and forms of the Notes, dated April 6, 2020 (the “Officers’ Certificate”).

The foregoing descriptions of the Underwriting Agreement, the Indenture, and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Underwriting Agreement, the Indenture, the Officer’s Certificate and the form of each of the Notes, which are filed herewith as Exhibits 1.1, 4.1, 4.2, and 4.3 through 4.6, respectively, and are incorporated herein by reference. In connection with the issuance of the Notes, DLA Piper LLP (US) provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 2, 2020, by and among Ross Stores, Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein.

4.1
Indenture, dated as of September 18, 2014, between Ross Stores, Inc. and U.S. Bank National Association, incorporated by reference to Exhibit 4.1 to the Form 8-K filed by Ross Stores, Inc. on September 18, 2014.

4.2	Officers’ Certificate, dated as of April 6, 2020 establishing the aggregate amounts, terms and forms of the Notes.

4.3	Form of the 4.600% Senior Notes Due 2025 (included in Exhibit 4.2).

4.4	Form of the 4.700% Senior Notes Due 2027 (included in Exhibit 4.2).

4.5	Form of the 4.800% Senior Notes Due 2030 (included in Exhibit 4.2).

4.6	Form of the 5.450% Senior Notes Due 2050 (included in Exhibit 4.2).

5.1	Opinion of DLA Piper LLP (US).

23.1	Consent of DLA Piper LLP (US) (included in the opinion filed as Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary